UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 9, 2004

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

500-108th Avenue NE, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 453-9400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Esterline Technologies Corportion ("Esterline") previously reported on a Form 8-K dated December 9, 2004 that its Board of Directors elected Admiral Charles R. Larson to serve as a member of the Board of Directors. The purpose of this amendment is to report that on March 2, 2005, Esterline's Board of Directors approved the Nominating & Corporate Governance Committee's recommendation to appoint Admiral Larson to serve on the Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: March 4, 2005	By:	/s/ Robert D. George

	Name:	Robert D. George
	Title:	Vice President, Chief Financial Officer,
Secretary and Treasurer

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